SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 21, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD.

Letter of Intent to Acquire Dixie Sporting Goods:

     On June 21, 2004, Collegiate Pacific issued a press release announcing that it had entered into a letter of intent to acquire Dixie Sporting Goods. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

ThinkEquity THINK BIG 2000 Conference Presentation:

     As disclosed in Collegiate Pacific’s June 21, 2004 press release, the company is scheduled to make a presentation at the ThinkEquity THINK BIG 2004 Conference on Tuesday, June 22, 2004. A copy of the company’s presentation materials for that conference is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 9. Collegiate Pacific will send the attached presentation materials to any investor that requests a copy, free of charge, by calling the company’s investor relations department at 888.566.8966 or by sending a written request by telecopy to 888.455.3551.

     The information under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2004	COLLEGIATE PACIFIC INC.

	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1*	Press Release of Collegiate Pacific Inc., dated June 21, 2004.
99.2*	ThinkEquity THINK BIG 2004 Conference Presentation Materials.

* Furnished and not filed.